Exhibit 99.2

Second Quarter 2004 Earnings Review July 27, 2004

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to our ability to finance our business, our reliance on key customers and platforms, our ability to obtain and maintain business with our customers, general economic conditions in the markets in which Tower Automotive operates, and various other factors. These slides should be reviewed in conjunction with the Company's press release issued July 27, 2004, which includes related disclosure of the Company's earnings results and additional discussion of various risk factors.

Agenda 2nd Quarter Highlights Results of Refinancing 2nd Quarter Earnings Review Outlook for 3rd quarter and full year Summary

Met 2Q 2004 guidance, excluding charges Launch timing on-track but managing some higher costs at Chicago to achieve throughput levels Revenues increased 5% YOY Performance / cost reductions of $9.9M helped offset $5M steel negative impact Completed refinancing plan as discussed in Q1 earnings call Earnings reflect costs associated with deferred refinancing write-offs Tower Automotive 2Q 04 Highlights

Build global turnaround leadership team Launch new business backlog successfully Focus on operational excellence Leverage scale to realize structural cost reductions Strengthen balance sheet and liquidity for long- term health Tower Automotive Key Strategies

Build global turnaround leadership team Hired new global HR / Communications executive Named European executive to lead Tower Europe Strengthened Gent, Belgium operations Transferred senior operations leader to Asia to help integrate Seojin and build strong foundation in China for growth Launch new business backlog successfully Key milestones during pre-production builds achieved Chicago required assembly re-layout on major line to achieve throughput. Ramping on-time but with some additional launch costs Nissan pre-production builds on-track 3Q / 4Q bear volume ramp launch risks Other major launches in 2004 exceeding targets Key Actions To-Date

Focus on operational excellence Achieved $9.9M performance / cost reductions in 2Q04; up 65% from 1Q04 and more than triple last year's quarterly run rate Madison, MS, new plant launched last year, running at zero customer PPM Reacquired customer quality certification at Corydon, IN Acquired customer quality certification at Caserta, Italy Leverage Scale Integrating Bowling Green, KY assembly into Milan, TN Rationalizing press capacity across North America Insourcing key components Evaluating additional actions Completed refinancing Key Actions To-Date

Launch Report Card



Model	Product	SOP	Status
Five Hundred/Freestyle (Ford)	Body Structures	Jul '04	- Job #1 completed on time - Redesign of floor pan line complete - Early ramps on target - Managing higher launch costs
New Pathfinder/Xterra (Nissan)	Frame	Aug '04	- Program on track
Complete - 2004			
✓ New Dakota (DaimlerChrysler)	Frame	Jul '04	- Exceeded targets
✓ 1 & 3 Series (BMW)	Body Structures	Jun '04	- Smooth launch
Complete – 2003			
✓ SRX (Cadillac)	Powertrain	July '03	- Launch completed on schedule - Early production issues resolved
✓ Armada & Titan (Nissan)	Frame	Aug / Sep '03	- Successful launch and ramp up - Positive feedback received from Nissan
✓ S40 / V50 (Volvo)	Body Structures	Sep '03	- Successful launch and ramp up - Must drive operational improvements now that program has ramped

Page 7

TOWER AUTOMOTIVE

Ford 500/Freestyle Key Tower Milestones 2004 Launch Status Meeting key program milestones 82% detailed parts PPAP complete Remaining 18% scheduled to complete 9/1/04 Buffers in floorpan line complete Volume ramp on schedule including additional customer tryout builds Higher costs being incurred to achieve throughput Pre-Production Production Die Tryout Completed 2nd Shift Staffing Complete Floor Pan Accumulator installed Job #1 (July 12) Replaced 3000T Transfer Press Drive Shaft Front Cradle Accumulators installed Third Shift Staffing Complete Change Flywheels on (2) 2000T Transfer Presses Chicago Grand Opening (Aug. 10) Pre- Production for Job #2

Install Accumulators Jobs Per Hour Production Weeks Accumulators increase throughput from 49 JPH to 69 JPH capability Launch incurring premium costs for construction / production overtime Chicago Launch Floor Pan Line Production Ramp Curve

Nissan Pathfinder/Xterra Key Tower Milestones 2004 Pre-production Launch Status Frame Located on Nissan property in Smyrna, TN Two identical frame lines provide flexibility Timing and quality metrics on schedule Plant leadership positions filled and production colleague hiring on plan Body components 40 end time parts/assemblies All parts manufactured in existing Tower facilities utilizing existing stamping presses Production trial runs on schedule Production Begin frame installation (January) First pre- production builds complete on time (April) Preliminary frame assembly buy-off (May) SUV #1 start of production (August) Pick-up start of production (October) SUV #2 start of production (December)

Q2 2003 Ford Cars GM Trucks Camry Honda Volvo Nissan Cadillac Dcx Trucks FX China Other Q2 2004 data 743.2 684.6 669.8 658 655.1 655.1 698.3 720.5 736.2 750 758.2 762.6 data 58.6 14.8 11.8 2.9 43.3 22.1 15.7 13.8 8.2 4.4 20.6 data Sales Bridge Year over Year Q2 2003 Sales $(58.6) $(14.8) $(11.8) $22.1 $15.7 Q2 2004 Sales $13.8 $8.2 $4.4 $743.2 $783.2 $(2.9) $43.3 $20.6 Ford Cars GM Trucks Toyota Camry Honda Volvo Nissan Cadillac DCX Trucks FX China Other

Performance and Cost Reductions 1Q 2Q 3Q 4Q 1Q 2Q Cost Reductions -1.8 3.3 3.8 3.5 6 9.9 Average performance/cost reduction rate in 2003 about $3MM per quarter 1Q 2004 achieved double 2003 run rate 2Q 2004 more than triple 2003 run rate Improvement comprised of many operational actions driving toward lean ($MM) 2003 2004

2004 Budget vs. Rolling Forecast Production Volumes 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 North America Europe Brazil China / South Korea Budget 16.2 19.5 1.7 7.4 Forecast 15.9 19.5 1.8 7.2 Millions

New Business Awards Toyota Avalon/Camry Region: North America Body Structures $50M SOP: 2005/2006 Mercedes Sprinter Region: Europe Body Structures $65M SOP: 2006 Mercedes Smart Region: South America Body Structures $20M SOP: 2006 Avalon Camry

Refinancing Impact Q2 Impact on EPS of refinancing: Actual Per Share Write off of debt issuance fees, net of tax $(2.3) $(0.04) Call premium on convertible subordinated notes due August 1, 2004, net of tax (0.9) (0.02) Mark-to-Market adjustment on bifurcated call option, net of tax (1.2) (0.02) Net Impact $(4.4) $(0.08) Write off of debt issuance fees related to old credit agreement replaced by new credit agreement Write off of debt issuance fees related to old credit agreement replaced by new credit agreement Write off of debt issuance fees related to old credit agreement replaced by new credit agreement Called convertible subordinated notes due August 1, 2004 at a premium from face value Called convertible subordinated notes due August 1, 2004 at a premium from face value Called convertible subordinated notes due August 1, 2004 at a premium from face value Senior Convertible Debentures Senior Convertible Debentures Senior Convertible Debentures NYSE Rules limit issuance of additional shares associated with the new Senior Convertible Debentures to 20% of outstanding shares, plus treasury stock NYSE Rules limit issuance of additional shares associated with the new Senior Convertible Debentures to 20% of outstanding shares, plus treasury stock NYSE Rules limit issuance of additional shares associated with the new Senior Convertible Debentures to 20% of outstanding shares, plus treasury stock Ongoing Impact Ongoing Impact Ongoing Impact Required to bifurcate a portion of the embedded conversion option Required to bifurcate a portion of the embedded conversion option Required to bifurcate a portion of the embedded conversion option Initial value - $12.6M Initial value - $12.6M Initial value - $12.6M Accreted as additional interest expense over 7 years Accreted as additional interest expense over 7 years Accreted as additional interest expense over 7 years Option will be marked to fair value each quarter, until shareholder approval is obtained to issue additional shares Option will be marked to fair value each quarter, until shareholder approval is obtained to issue additional shares Option will be marked to fair value each quarter, until shareholder approval is obtained to issue additional shares

Refinancing Plan - Key Objectives Met Refinancing successfully completed with total capital raised of $705M Total available liquidity at end of Q2 is $192.9 MM No material debt maturities until 2009 Allows management to focus on operational issues

Refinancing Plan - Sources and Uses

Refinancing Plan - Maturity Schedule Maturity Schedule prior to Refinancing $MM Maturity Schedule after Refinancing $MM

2nd Quarter Results ($MM, except per share amounts) 2Q 2004 Revenues $783.2 Adjusted EBITDA * $72.9 Net loss $(2.7) EPS $(0.05) Adjusted EPS * $.03 Capital expenditures $77.8 Liquidity $192.9 Guidance Comments $770-790 $65-75 $0.00 - 0.06 ~$100 Performance within Guidance * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. Write-off of debt issue fees, call premium, mark-to-market on option.

Operating Performance ($MM) 2Q 2004 2Q 2003 YTD 2004 YTD 2003

Revenue & Operating Income - Year over Year ($MM) 2Q 2003 to 2Q 2004 YTD 2003 to YTD 2004

Operating Performance - cont'd ($MM, except per share amounts) 2Q 2004 YTD 2003 2Q 2003 YTD 2004

Operating Performance - cont'd 2Q 2004 2Q 2003 * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ($MM, except per share amounts)

Working Capital ($MM) 06/30/2004 12/31/2003 03/31/2004

Cash Flow ($MM) Cash increase of $114.5; debt net borrowings of $101.9 Cash increase of $186.5; debt net borrowings of $131.7 Cash increase of $32.0; debt net borrowings of $102.1 Cash increase of $191.6; debt net borrowings of $173.2 * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. 2Q 2004 2Q 2003 YTD 2004 YTD 2003

Debt Summary ($MM) 6/30/2004

Outlook 2004 Guidance 2003 Actual * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Outlook - Revenue and Adjusted EPS vs. Prior Guidance Total Year ($MM, except per share amounts)

Summary Completed refinancing and decreased liquidity overhang New business launches remain on track As launches complete, ramping up performance and cost reduction activities across all operations Revenue up 5% YOY to $783M Recently awarded new business, especially in international operations On-track to turn cash flow positive 4Q 2004

Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "Adjusted Net Income (Loss)", "Adjusted EPS", "Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization" (Adjusted EBITDA) and "Free Cash Flow". Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that "Adjusted Net Income (Loss)" and "Adjusted EPS"are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that "Adjusted EBITDA" and "Free Cash Flow" are useful in analyzing the company's ability to service and repay its debt. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither "Adjusted Net Income (Loss)", "Adjusted EPS", "Adjusted EBITDA" or "Free Cash Flow" should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Reconciliations of "Adjusted Net Income (Loss)", "Adjusted EPS" and "Free Cash Flow" to the most directly comparable financial measures calculated and presented in accordance with GAAP are included with the non-GAAP financial measures in this presentation. A reconciliation of "Adjusted EBITDA" to net income calculated and presented in accordance with GAAP is included in the following slides.

Supplemental Information Appendix 1 ($ in thousands)

Supplemental Information Appendix 2 ($ in thousands)